Statements of Operations - USD ($)	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014
Income Statement
Revenue
Operating expenses:
Rent
General and administrative expenses	$ 56,808	$ 37,047
Total operating expenses	56,808	37,047
Operating loss	$ (56,808)	$ (37,047)
Other income (expense)
Net loss	$ (56,808)	$ (37,047)
Basic and diluted loss per share	$ 0.00	$ 0.00
Weighted average number of common shares outstanding	14,702,250	14,702,250